Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME:	AZURE MIDSTREAM PARTNERS, LP, et. al.	PETITION DATE:	1/30/2017
CASE NUMBER:	17-30461

MONTHLY OPERATING REPORT SUMMARY FOR MONTH	To Date

MONTH	Jan-30-Feb-28	March	April	May	June	From Petition Date
REVENUES (MOR-6)	$3,199,478.14	$—	$—	$—	$—	$3,199,478.14
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	$(2,844,655.33)	$—	$—	$—	$—	$(2,844,655.33)
NET INCOME (LOSS) (MOR-6)	$(4,060,044.62)	$—	$—	$—	$—	$(4,060,044.62)
PAYMENTS TO INSIDERS (MOR-9)	$46,766.43	$—	$—	$—	$—	$46,766.43
PAYMENTS TO PROFESSIONALS (MOR-9)	$—	$—	$—	$—	$—	$—
TOTAL DISBURSEMENTS (MOR-7 and Exhibit A) **	$7,998,988.44	$—	$—	$—	$—	$7,998,988.44

**The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**

***The original of this document must be filed with the United States Bankruptcy Court***

REQUIRED INSURANCE MAINTAINED		EXP.
AS OF SIGNATURE DATE		DATE
CASUALTY	YES ☒ NO ☐	10/14/2017
LIABILITY	YES ☒ NO ☐	10/14/2017
VEHICLE	YES ☒ NO ☐	10/14/2017
WORKER’S	YES ☒ NO ☐	10/14/2017
PROPERTY	YES ☒ NO ☐	5/31/2017
D&O	YES ☒ NO ☐	1/15/2018

CIRCLE ONE

Are all accounts receivable being collected within terms?		No
Are all post-petition liabilities, including taxes, being paid within terms?	Yes
Have any pre-petition liabilities been paid?		No
If so, describe	First Day relief granted for pre-petition payments of all ordinary course trade.
Are all funds received being deposited into DIP bank accounts?		No
Were any assets disposed of outside the normal course of business?		No
If so, describe	A sale order (Docket 172) has been entered approving the sale of substantially all of the Debtors’ assets.
Are all U.S. Trustee Quarterly Fee Payments current?		No

What is the status of your Plan of Reorganization?	Plan of Reorganization filed 3/20/2017.

ATTORNEY NAME:	Christopher M. López
FIRM NAME:	Weil, Gotshal & Manges, LLP
ADDRESS:	700 Louisiana Street, Suite 1700

CITY, STATE, ZIP:	Houston, TX 77002
TELEPHONE/FAX:	(713) 546-5000 / (713) 224-9511

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X	/s/ Amanda Bush	TITLE:	Chief Financial Officer
(ORIGINAL SIGNATURE)

	Amanda Bush		3/21/2017
	(PRINT NAME OF SIGNATORY)		DATE

Notes

(1) Taxes will be paid via sale proceeds - see sale order (Docket 172), paragraph 29.

MOR-1	Revised 07/01/98

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME:	AZURE MIDSTREAM PARTNERS, LP, et. al.	PETITION DATE:	1/30/2017
CASE NUMBER:	17-30461

MONTHLY OPERATING REPORT NOTES FOR FEBRUARY, 2017

Note 1                                    Debtor-in-possession Financial Statements - The accompanying schedules MOR-1 through MOR-9 and the supplemental exhibits contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.  In addition, the financial statements and supplemental information contained herein represent the financial information for the Debtors only. The Company’s non-debtor entities are not included in the financial statements supplemental information contained herein.

Note 2                                    The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purposes of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The unaudited financial statements have been derived from the  books and records of the Debtors. The information presented herein has not been subject to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Report includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statement in accordance with U.S. GAAP.

Note 3                                    The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

CASE NAME:                     AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:               17-30461

COMPARATIVE BALANCE SHEETS(1)

	FILING DATE	MONTH	MONTH	MONTH	MONTH	MONTH
ASSETS	Jan-30	February	March	April	May	June
CURRENT ASSETS
Cash(2)	$5,413,201.06	$5,991,889.00
Accounts Receivable, Net(3)	5,444,372.32	5,434,479.04
Inventory: Lower of Cost or Market	—	—
Prepaid Expenses	3,669,288.96	3,335,279.68
Investments	—	—
Other(4)	—	57,795.00
TOTAL CURRENT ASSETS	$14,526,862.34	$14,819,442.72	$—	$—	$—	$—
PROPERTY, PLANT & EQUIP. @ COST	$230,699,357.23	$212,495,900.53
Less Accumulated Depreciation	(36,837,029.25)	(19,031,218.30)
NET BOOK VALUE OF PP&E	$193,862,327.98	$193,464,682.23	$—	$—	$—	$—
OTHER ASSETS
1. Tax Deposits	—	—
2. Investments in Subsidiaries	—	—
3. LT Prepaid Insurance	254,476.42	247,796.36
4. LT Deferred Tax Assets - State(5)	—	936,770.00
5. Unamortized Loan Costs / Other	1,203,118.11	349,792.05
TOTAL ASSETS	$209,846,784.85	$209,818,483.36	$—	$—	$—	$—

Notes

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to further adjustment.

(2) Balance per books.

(3) Includes accrued revenue and allowance for doubtful accounts.

(4) Represents utility adequate assurance deposit.

(5) Non-cash asset; liability balance at Filing Date.

MOR-2	Revised 07/01/98

CASE NAME:                     AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:               17-30461

COMPARATIVE BALANCE SHEETS(1)

LIABILITIES & OWNERS’	FILING DATE	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY	Jan-30	February	March	April	May	June
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	$—	$6,008,467.39
PRE-PETITION LIABILITIES
Notes Payable - Secured	$—	$—
Priority Debt(2)	180,772,509.29	178,671,729.06
Federal Income Tax	—	—
FICA/Withholding	—	—
Unsecured Debt(2)	490,363.90	251,523.30
Other(3)	1,729,994.70	2,092,891.27
TOTAL PRE-PETITION LIABILITIES	182,992,867.89	181,016,143.63	—	—	—	—
TOTAL LIABILITIES	$182,992,867.89	$187,024,611.02	$—	$—	$—	$—
OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK	$—	$—
COMMON STOCK	514,295,050.62	514,295,050.62
ADDITIONAL PAID-IN CAPITAL	—	—
RETAINED EARNINGS: Filing Date	(487,441,133.66)	(487,441,133.66)
RETAINED EARNINGS: Post Filing Date	—	(4,060,044.62)
TOTAL OWNER’S EQUITY (NET WORTH)	$26,853,916.96	$22,793,872.34	$—	$—	$—	$—
TOTAL LIABILITIES & OWNERS EQUITY	$209,846,784.85	$209,818,483.36	$—	$—	$—	$—

Notes

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to further adjustment.

(2) See Exhibit E for payments granted under first day relief.

(3) Non-cash liabilities and system-generated intercompany balances.

MOR-3	Revised 07/01/98

CASE NAME:                     AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:               17-30461

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH	MONTH	MONTH	MONTH	MONTH
	Jan-30-Feb-28	March	April	May	June
TRADE ACCOUNTS PAYABLE	$395,729.44
TAX PAYABLE
Federal Payroll Taxes	$—
State Payroll Taxes	—
Ad Valorem Taxes	—
Other Taxes	2,732.31
TOTAL TAXES PAYABLE	$2,732.31	$—	$—	$—	$—
SECURED DEBT POST-PETITION	—
ACCRUED INTEREST PAYABLE	—
ACCRUED PROFESSIONAL FEES(1)	2,779,350.00
OTHER ACCRUED LIABILITIES
1. Accrued Gas Purchases	1,097,907.86
2. Accrued Cashouts Payable	880,680.55
3. Other Accrued Expenses	852,067.23
TOTAL POST-PETITION LIABILITIES (MOR-3)	$6,008,467.39	$—	$—	$—	$—

Notes

(1) See Exhibit B for additional details.

MOR-4	Revised 07/01/98

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

AGING OF POST-PETITION LIABILITIES

Month: Feb-17

		TRADE	FEDERAL	STATE	AD VALOREM,
DAYS	TOTAL	ACCOUNTS	TAXES	TAXES	OTHER TAXES	ACCRUED LIABILITIES(1)
0-30	$5,975,473.40	$362,735.45	$—	$—	$2,732.31	$5,610,005.64
31-60	32,993.99	32,993.99	—	—	—	—
61-90	—	—	—	—	—	—
91+	—	—	—	—	—	—
TOTAL	$6,008,467.39	$395,729.44	$—	$—	$2,732.31	$5,610,005.64

Notes

(1) Professional fees, gas purchases, producer cash out, and 2017 accrued ad valorem taxes due in 2018.

AGING OF ACCOUNTS RECEIVABLE(2)

DAYS	February	March	April	May	June	June

0-30	$2,348,031.10
31-60	194,789.26
61-90	45,658.70
91+	380,128.35
TOTAL	$2,968,607.41	$—	$—	$—	$—	$—

Notes

(2) Excludes accrued revenue ($2.7m) and allowance for doubtful accounts (-$0.3k).

MOR-5	Revised 07/01/98

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

STATEMENT OF INCOME (LOSS)(1)

	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	Jan-30-Feb-28	March	April	May	June	DATE
REVENUES (MOR-1)	$3,199,478.14					$3,199,478.14
TOTAL COST OF REVENUES	2,290,357.28					2,290,357.28
GROSS PROFIT	$909,120.86	$—	$—	$—	$—	$909,120.86
OPERATING EXPENSES:
Selling & Marketing	$—					$—
General & Administrative(2)	974,426.19					974,426.19
Insiders Compensation	—					—
Professional Fees(3)	2,779,350.00					2,779,350.00
Other	—					—
Other	—					—
TOTAL OPERATING EXPENSES	$3,753,776.19	$—	$—	$—	$—	$3,753,776.19
INCOME BEFORE INT, DEPR/TAX (MOR-1)	$(2,844,655.33)	$—	$—	$—	$—	$(2,844,655.33)
INTEREST EXPENSE	599,634.53					599,634.53
DEPRECIATION	615,754.76					615,754.76
OTHER (INCOME) EXPENSE	—					—
OTHER ITEMS	—					—
TOTAL INT, DEPR & OTHER ITEMS	1,215,389.29	—	—	—	—	1,215,389.29
NET INCOME BEFORE TAXES	$(4,060,044.62)	$—	$—	$—	$—	$(4,060,044.62)
FEDERAL INCOME TAXES	—					—
NET INCOME (LOSS) (MOR-1)	$(4,060,044.62)	$—	$—	$—	$—	$(4,060,044.62)

Notes

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to further adjustment.

(2) General & Administrative Costs (“G&A”) are primarily comprised of labor costs, insurance costs, and ordinary course professional fees associated with Debtors’ corporate affairs.

(3) Restructuring related professional fees.

MOR-6	Revised 07/01/98

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

CASH RECEIPTS AND		Per	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS		Projection	Jan-30-Feb-28	March	April	May	June	DATE
1.	CASH-BEGINNING OF MONTH(1)	$5,413,201.06	$5,413,201.06	$5,991,889.00	$5,991,889.00	$5,991,889.00	$5,991,889.00	$5,413,201.06
RECEIPTS:
2.	CASH SALES	$—	$—					$—
3.	COLLECTION OF ACCOUNTS RECEIVABLE	2,730,716.07	2,725,469.13					5,456,185.20
4.	LOANS & ADVANCES (attach list)	—	—					—
5.	SALE OF ASSETS	—	—					—
6.	OTHER(2)	—	848,559.60					848,559.60
TOTAL RECEIPTS		$2,730,716.07	$3,574,028.73	$—	$—	$—	$—	$6,304,744.80
(Withdrawal) Contribution by Individual Debtor MFR-2								—
DISBURSEMENTS:
7.	NET PAYROLL	$—	$—					$—
8.	PAYROLL TAXES PAID	—	—					—
9.	SALES, USE & OTHER TAXES PAID	—	—					—
10.	SECURED/RENTAL/LEASES	—	—					—
11.	UTILITIES & TELEPHONE	—	—					—
12.	INSURANCE	—	—					—
13.	INVENTORY PURCHASES	—	—					—
14.	VEHICLE EXPENSES	—	—					—
15.	TRAVEL & ENTERTAINMENT	—	—					—
16.	REPAIRS, MAINTENANCE & SUPPLIES	—	—					—
17.	ADMINISTRATIVE & SELLING	—	—					—
18.	OTHER(2)	(2,711,690.86)	(2,937,545.79)					(5,649,236.65)
TOTAL DISBURSEMENTS FROM OPERATIONS		$(2,711,690.86)	$(2,937,545.79)	$—	$—	$—	$—	$(5,649,236.65)
19.	PROFESSIONAL FEES	$—	$—					$—
20.	U.S. TRUSTEE FEES	—	—					—
21.	OTHER REORGANIZATION EXPENSES(2)	(2,055,000.00)	(57,795.00)					(2,112,795.00)
TOTAL DISBURSEMENTS(3)		$(4,766,690.86)	$(2,995,340.79)	$—	$—	$—	$—	$(7,762,031.65)
22.	NET CASH FLOW	$(2,035,974.79)	$578,687.94	$—	$—	$—	$—	$(1,457,286.85)
23.	CASH - END OF MONTH (MOR-2)	$3,377,226.27	$5,991,889.00	$5,991,889.00	$5,991,889.00	$5,991,889.00	$5,991,889.00	$3,955,914.21

Notes

(1) Balances per books.

(2) See Exhibit C for additional details.

(3) See Exhibit D for intra-debtor disbursements not captured on this schedule.

MOR-7	Revised 07/01/98

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

CASH ACCOUNT RECONCILIATION

Month: Feb-17

BANK NAME	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO
ACCOUNT NUMBER	#6079	#5543	#5576	#5592	#5832	#5857	#6087
ACCOUNT TYPE	CONCENTRATION	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DISBURSEMENT (ZBA)	Subtotal
BANK BALANCE	$6,055,016.87	$—	$—	$—	$—	$—	$—	$6,055,016.87
DEPOSITS IN TRANSIT	—	—	—	—	—	—	—	—
OUTSTANDING CHECKS	—	—	—	—	—	—	(16,355.00)	(16,355.00)
ADJUSTED BANK BALANCE	$6,055,016.87	$—	$—	$—	$—	$—	$(16,355.00)	$6,038,661.87
BEGINNING CASH - PER BOOKS	$6,090,534.52	$—	$—	$—	$—	$—	$(8,734.98)	$6,081,799.54
RECEIPTS	475,991.75	224,751.61	680,266.90	1,190,913.28	153,545.59	—	—	2,725,469.13
TRANSFERS BETWEEN ACCOUNTS(1)	(504,692.89)	(224,751.61)	(680,266.90)	(1,190,913.28)	(153,545.59)	—	469,477.68	(2,284,692.59)
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2	—	—	—	—	—	—	—	—
CHECKS/OTHER DISBURSEMENTS	(6,816.51)	—	—	—	—	—	(477,097.70)	(483,914.21)
ENDING CASH - PER BOOKS	$6,055,016.87	$—	$—	$—	$—	$—	$(16,355.00)	$6,038,661.87

BANK NAME	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	CHASE
ACCOUNT NUMBER	#5584	#5339	#5840	#5865	#5550	#9517
ACCOUNT TYPE	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(Payroll)	Subtotal	Grand Total
BANK BALANCE	$—	$—	$—	$—	$—	$—	$—	$6,055,016.87
DEPOSITS IN TRANSIT	—	—	—	—	—	—	—	—
OUTSTANDING CHECKS	(5,921.22)	(18,737.87)	(15,273.22)	(584.86)	(6,255.70)	—	(46,772.87)	(63,127.87)
ADJUSTED BANK BALANCE	$(5,921.22)	$(18,737.87)	$(15,273.22)	$(584.86)	$(6,255.70)	$—	$(46,772.87)	$5,991,889.00
BEGINNING CASH - PER BOOKS	$(102,877.65)	$(170,354.88)	$(344,937.53)	$(37,252.01)	$(13,176.41)	$—	$(668,598.48)	$5,413,201.06
RECEIPTS	—	—	—	—	—	848,559.60	848,559.60	3,574,028.73
TRANSFERS BETWEEN ACCOUNTS(1)	524,308.29	784,005.27	834,363.77	122,345.68	19,669.58	—	2,284,692.59	—
(WITHDRAWAL) OR INDIVIDUAL	—	—	—	—	—	—	—	—
CHECKS/OTHER DISBURSEMENTS	(427,351.86)	(632,388.26)	(504,699.46)	(85,678.53)	(12,748.87)	(848,559.60)	(2,511,426.58)	(2,995,340.79)
ENDING CASH - PER BOOKS	$(5,921.22)	$(18,737.87)	$(15,273.22)	$(584.86)	$(6,255.70)	$—	$(46,772.87)	$5,991,889.00

Notes

(1) See Exhibit D.

MOR-8	Revised 07/01/98

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE	Jan-30-Feb-28	March	April	May	June	June

1. Amanda Bush (salary and benefits)	$7,620.99
2. David Garrett (salary and benefits)	8,216.22
3. Iris Berthelot II (salary and benefits)	12,280.35
4. James H. Lytal	—
5. Mark Mulhern	—
6. Stanley Overstreet (salary and benefits)	5,537.08
7. Thomas R. Fuller	—
8. Victor Davis (salary and benefits)	5,929.88
9. Roy E. Bertolatus (salary and benefits)	7,181.91
TOTAL INSIDERS (MOR-1)	$46,766.43	$—	$—	$—	$—	$—

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	Jan-30-Feb-28	March	April	May	June	June

1.
2.
3.
4.
5.
6.
TOTAL PROFESSIONALS (MOR-1)	$—	$—	$—	$—	$—	$—

MOR-9	Revised 07/01/98

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Exhibit A - CONSOLIDATING DISBURSEMENTS OF JOINTLY ADMINISTERED CASES IN CHAPTER 11

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

		DISBURSEMENTS
Entity	Case No.	Jan-30-Feb-28	March	April	May	June	June	Filing to Date
Azure ETG, LLC	17-30470	$1,107,618.76
Azure Holdings GP, LLC	17-30469	—
Azure Midstream Partners GP, LLC	17-30464	848,559.60
Azure Midstream Partners LP, LLC	17-30461	3,238,084.48
Azure TGG, LLC	17-30471	237,500.48
Marlin G&P I, LLC	17-30467	—
Marlin Logistics, LLC	17-30466	85,678.53
Marlin Midstream Finance Corporation	17-30472	—
Marlin Midstream, LLC	17-30465	658,245.05
Murvaul Gas Gathering, LLC	17-30473	—
Talco Midstream Assets, Ltd.	17-30474	1,823,301.54
Turkey Creek Pipeline, LLC	17-30475	—

Total Disbursements (same as MOR-1 disbursements)(1)		$7,998,988.44	$—	$—	$—	$—	$—	$—

Notes

(1) Includes intra-Debtor bank transfers between Debtors’ bank accounts.

Exhibit A

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Exhibit B - ACCRUED POST-PETITION PROFESSIONAL FEES

CASE NAME:                                                              AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

Professional	Role	Jan-30-Feb-28	March	April	May	June	June	Filing to Date
Alvarez & Marsal	Debtors’ Restructuring Advisor	$645,750.00						$645,750.00
Baker McKenzie	Secured Lenders’ Counsel	393,750.00						393,750.00
Deloitte Transactions & Business Analytics LLP	Debtors’ Tax Advisor	78,750.00						78,750.00
Evercore Partners	Debtors’ Financial Advisor	—						—
KPMG LLP	Debtors’ Auditor	115,500.00						115,500.00
Kurtzman Carson Consultants LLC	Debtors’ Claims Agent	78,750.00						78,750.00
RPA Advisors	Secured Lenders’ Financial Advisor	315,000.00						315,000.00
Vinson & Elkins LLP	Debtors’ Legal Counsel	315,000.00						315,000.00
Weil Gotshal	Debtors’ Legal Counsel	836,850.00						836,850.00

Total Accrued Professional Fees		$2,779,350.00	$0	$0	$0	$0	$0	$2,779,350

Exhibit B

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Exhibit C - BUDGET VARIANCE ANALYSIS(1)

CASE NAME:                                                                AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

	Jan-30 - Feb-28
$ in Actual	Budget	Actual	Variance
Beginning Cash(2)	$5,413,201.06	$5,413,201.06	$—

Net Receipts	$1,577,763.88	$1,589,122.17	$11,358.29

Operating Disbursements
Operating Disbursements	$(399,301.94)	$(231,536.54)	$167,765.40
Omnibus Disbursements	(502,831.07)	(367,000.00)	135,831.07
Corporate G&A Disbursements	(134,834.08)	(30,971.51)	103,862.57
Tax Disbursements	(39,390.97)	(47,006.50)	(7,615.53)
Total Operating Disbursements	$(1,076,358.05)	$(676,514.55)	$399,843.50

Capital Expenditures	(482,380.62)	(276,124.68)	206,255.94
Restructuring Adjustments	(2,055,000.00)	(57,795.00)	1,997,205.00
Restructuring Professional Fees	—	—	—
Net Cash Flow	$(2,035,974.79)	$578,687.94	$2,614,662.73
Ending Cash Balance	$3,377,226.27	$5,991,889.00	$2,614,662.73

Notes

(1) Budget based on final cash collateral order (Docket 128).

(2) Balance per books.

Exhibit C

CASE NAME:                                                 AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                               17-30461

Exhibit D Intra-Debtor Transfers

BANK NAME	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO
ACCOUNT NUMBER	#6079	#5543	#5576	#5592	#5832	#5857	#6087
ACCOUNT TYPE	CONCENTRATION	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DEPOSITORY (ZBA)	DISBURSEMENT (ZBA)	Subtotal
TRANSFERS IN	$2,249,477.38	$—	$—	$—	$—	$—	$469,477.68	$2,718,955.06
TRANSFERS OUT	(2,754,170.27)	(224,751.61)	(680,266.90)	(1,190,913.28)	(153,545.59)	—	—	(5,003,647.65)
TOTAL TRANSFERS	$(504,692.89)	$(224,751.61)	$(680,266.90)	$(1,190,913.28)	$(153,545.59)	$—	$469,477.68	$(2,284,692.59)

BANK NAME	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	WELLS FARGO	Chase
ACCOUNT NUMBER	#5584	#5339	#5840	#5865	#5550	#9517
ACCOUNT TYPE	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(ZBA)	DISBURSEMENT(Payroll)	Subtotal	Grand Total
TRANSFERS IN	$524,308.29	$784,005.27	$834,363.77	$122,345.68	$19,669.58	$—	$2,284,692.59	$5,003,647.65
TRANSFERS OUT	—	—	—	—	—	—	—	(5,003,647.65)
TOTAL TRANSFERS	$524,308.29	$784,005.27	$834,363.77	$122,345.68	$19,669.58	$—	$2,284,692.59	$—

Exhibit D

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Exhibit E - FIRST DAY RELIEF PAYMENTS

CASE NAME:                                                              AZURE MIDSTREAM PARTNERS, LP, et. al.

CASE NUMBER:                                              17-30461

$ in Actual	Total Relief	Jan-30 - Feb-28 Payments(1)	Remaining Relief
All Trade	$3,571,000.00	$(2,354,228.11)	$1,216,771.89
Taxes	4,250,000.00	(47,283.50)	$4,202,716.50
Total	$7,821,000.00	$(2,401,511.61)	$5,419,488.39

Notes

(1) Book basis.

Exhibit E